UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21614

Eaton Vance Enhanced Equity Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Enhanced Equity Income Fund (EOI)

Annual Report

September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0898 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report September 30, 2020

Eaton Vance

Enhanced Equity Income Fund

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.

The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.

In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.

In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.

These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.

For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2020, Eaton Vance Enhanced Equity Income Fund (the Fund) returned 12.08% at net asset value of its common shares (NAV), underperforming the 15.15% return of its equity benchmark, the S&P 500® Index (the Index). The Fund outperformed the -5.66% return of the Cboe S&P 500 BuyWrite IndexSM, its options benchmark, for the period.

The Fund’s option strategy detracted from performance relative to the Index, as might be expected during a period of largely positive equity market performance. The option strategy — designed to help limit the Fund’s exposure to market volatility and contribute to current income — can be beneficial during times of market weakness, but may detract from performance during periods of market strength. When the market was trending upward, as it was for much of the period, the Fund’s writing of covered call options hurt performance versus the Index, as premium income was relatively low and covered calls ended in losses.

The Fund’s common stock allocation, however, outperformed the Index and, thus, contributed to Fund performance versus the Index. Within the common stock portfolio, stock selections in the consumer discretionary, health care, and industrials sectors helped relative performance. Within consumer discretionary, the Fund’s overweight position, relative to the Index, in e-commerce giant Amazon.com, Inc. (Amazon) aided relative results. As the pandemic forced consumers in its U.S. and overseas markets to stay at home, Amazon benefited from an accelerating shift to online purchasing and a significant rise in subscriptions to its Amazon Prime service, which offers faster shipping and streaming online entertainment.

In the health care sector, relative performance benefited from the Fund’s overweight position in Vertex Pharmaceuticals, Inc. (Vertex), a biotechnology firm that develops treatments for rare diseases. Multiple quarters of better-than-expected earnings results, along with growing investor confidence in new drugs in its development pipeline, drove Vertex stock up during the period.

In contrast, stock selections in the information technology (IT), communication services, and consumer staples sectors detracted from performance of the Fund’s common stock portfolio versus the Index. Not owning Index component Nvidia Corp. (Nvidia), a maker of computer graphics processing units used in gaming, data center and self-driving vehicle applications, hurt relative results in the IT sector. Growth in the gaming, artificial intelligence and autonomous vehicle industries, combined with a sharp increase in gaming and data center demand during the pandemic, caused Nvidia’s stock price to more than double during the period. In communication services, the Fund’s overweight position in Live Nation Entertainment, Inc., a concert producer and marketer, plunged in value as live venues of all sizes were forced to close their doors during the pandemic, with little idea as to when live concerts might resume again.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Performance2

Portfolio Managers Michael A. Allison, CFA and G.R. Nelson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	10/29/2004	12.08%	11.25%	10.65%
Fund at Market Price	—	4.09	12.38	9.80

S&P 500® Index	—	15.15%	14.13%	13.73%
Cboe S&P 500 BuyWrite IndexSM	—	–5.66	4.62	5.96

% Premium/Discount to NAV[3]

				–6.63%

Distributions[4]

Total Distributions per share for the period				$1.078
Distribution Rate at NAV				6.87%
Distribution Rate at Market Price				7.36%

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Microsoft Corp.	7.0%

Apple, Inc.	6.5

Amazon.com, Inc.	6.0

Danaher Corp.	2.8

Verizon Communications, Inc.	2.7

Visa, Inc., Class A	2.6

Abbott Laboratories	2.6

Alphabet, Inc., Class C	2.5

Procter & Gamble Co. (The)	2.4

Walmart, Inc.	2.4

Total	37.5%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Fund Snapshot

Objective	The primary investment objective is to provide current income, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a portfolio of primarily large- and mid-cap securities that the investment adviser believes have above-average growth and financial strength and writes call options on individual securities to generate current earnings from the option premium.

Options Strategy	Write Single Stock Covered Calls
Equity Benchmark[2]	S&P 500® Index
Morningstar Category	Option Writing
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	55
% US / Non-US	96.2/3.8
Average Market Cap	$489.8 Billion

Call Options Written
% of Stock Portfolio	50%
Average Days to Expiration	25 days
% Out of the Money	9.3%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on a common stock, the extent to which the exercise price of the option exceeds the current price of the stock.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

Effective December 1, 2019, the Fund is managed by Michael A. Allison and G.R. Nelson.

Additional Information

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Portfolio of Investments

Common Stocks — 100.0%(1)
Security	Shares	Value

Banks — 5.3%

Bank of America Corp.	558,026	$13,442,846

JPMorgan Chase & Co.	144,136	13,875,973

PNC Financial Services Group, Inc. (The)	47,605	5,232,266

		$32,551,085

Beverages — 1.5%

PepsiCo, Inc.	68,762	$9,530,413

		$9,530,413

Biotechnology — 2.2%

Vertex Pharmaceuticals, Inc.(2)	48,927	$13,314,015

		$13,314,015

Capital Markets — 1.4%

Goldman Sachs Group, Inc. (The)	42,315	$8,504,046

		$8,504,046

Commercial Services & Supplies — 1.4%

Waste Management, Inc.	75,374	$8,530,076

		$8,530,076

Communications Equipment — 1.2%

Cisco Systems, Inc.	191,739	$7,552,599

		$7,552,599

Consumer Finance — 1.5%

American Express Co.	91,241	$9,146,910

		$9,146,910

Diversified Telecommunication Services — 2.7%

Verizon Communications, Inc.	280,337	$16,677,248

		$16,677,248

Electric Utilities — 1.8%

NextEra Energy, Inc.	39,671	$11,011,083

		$11,011,083

Electrical Equipment — 2.0%

Eaton Corp. PLC	117,688	$12,007,707

		$12,007,707

Security	Shares	Value

Entertainment — 2.1%

Live Nation Entertainment, Inc.(2)	117,689	$6,341,083

Netflix, Inc.(2)	13,224	6,612,397

		$12,953,480

Equity Real Estate Investment Trusts (REITs) — 2.4%

American Tower Corp.	27,769	$6,712,600

AvalonBay Communities, Inc.	22,479	3,357,014

EastGroup Properties, Inc.	38,347	4,959,418

		$15,029,032

Food & Staples Retailing — 2.4%

Walmart, Inc.	107,110	$14,985,760

		$14,985,760

Food Products — 1.6%

Mondelez International, Inc., Class A	171,905	$9,875,942

		$9,875,942

Health Care Equipment & Supplies — 6.5%

Abbott Laboratories	146,779	$15,973,959

Boston Scientific Corp.(2)	178,515	6,821,058

Danaher Corp.	79,340	17,084,282

		$39,879,299

Health Care Providers & Services — 2.0%

UnitedHealth Group, Inc.	39,671	$12,368,228

		$12,368,228

Hotels, Restaurants & Leisure — 1.2%

Starbucks Corp.	85,953	$7,385,082

		$7,385,082

Household Durables — 1.2%

D.R. Horton, Inc.	95,208	$7,200,581

		$7,200,581

Household Products — 2.4%

Procter & Gamble Co. (The)	108,432	$15,070,964

		$15,070,964

Insurance — 2.0%

Progressive Corp. (The)	132,235	$12,518,687

		$12,518,687

6	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Portfolio of Investments — continued

Security	Shares	Value

Interactive Media & Services — 4.7%

Alphabet, Inc., Class C(2)	10,578	$15,545,429

Facebook, Inc., Class A(2)	51,571	13,506,445

		$29,051,874

Internet & Direct Marketing Retail — 6.1%

Amazon.com, Inc.(2)	11,901	$37,473,036

		$37,473,036

IT Services — 7.3%

Accenture PLC, Class A	62,150	$14,045,279

Fidelity National Information Services, Inc.	56,861	8,370,508

GoDaddy, Inc., Class A(2)	81,986	6,228,476

Visa, Inc., Class A	80,663	16,130,180

		$44,774,443

Life Sciences Tools & Services — 1.2%

Thermo Fisher Scientific, Inc.	17,191	$7,590,170

		$7,590,170

Machinery — 2.0%

Caterpillar, Inc.	34,380	$5,127,777

PACCAR, Inc.	83,308	7,104,506

		$12,232,283

Metals & Mining — 2.4%

Franco-Nevada Corp.	58,184	$8,121,323

Rio Tinto PLC ADR	109,755	6,628,104

		$14,749,427

Multi-Utilities — 1.6%

CMS Energy Corp.	56,860	$3,491,772

Sempra Energy	51,572	6,104,062

		$9,595,834

Oil, Gas & Consumable Fuels — 2.0%

Chevron Corp.	70,084	$5,046,048

ConocoPhillips	78,018	2,562,111

EOG Resources, Inc.	70,084	2,518,819

Phillips 66	42,315	2,193,610

		$12,320,588

Pharmaceuticals — 3.3%

Sanofi	88,597	$8,878,466

Zoetis, Inc.	70,085	11,589,956

		$20,468,422

Security	Shares	Value

Road & Rail — 1.9%

CSX Corp.	153,391	$11,913,879

		$11,913,879

Semiconductors & Semiconductor Equipment — 2.1%

Texas Instruments, Inc.	89,920	$12,839,677

		$12,839,677

Software — 8.7%

Intuit, Inc.	33,059	$10,784,176

Microsoft Corp.	204,963	43,109,868

		$53,894,044

Specialty Retail — 3.3%

Best Buy Co., Inc.	54,215	$6,033,587

Lowe’s Cos., Inc.	84,630	14,036,732

		$20,070,319

Technology Hardware, Storage & Peripherals — 6.6%

Apple, Inc.	350,420	$40,582,140

		$40,582,140

Textiles, Apparel & Luxury Goods — 2.0%

NIKE, Inc., Class B	100,498	$12,616,519

		$12,616,519

Total Common Stocks (identified cost $384,086,101)		$616,264,892

Short-Term Investments — 0.7%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.15%(3)	4,588,342	$4,588,342

Total Short-Term Investments (identified cost $4,588,342)		$4,588,342

Total Investments — 100.7% (identified cost $388,674,443)		$620,853,234

Total Written Covered Call Options — (0.6)% (premiums received $9,281,130)		$(3,888,458)

Other Assets, Less Liabilities — (0.1)%		$(439,161)

Net Assets — 100.0%		$616,525,615

7	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at September 30, 2020 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.

Written Covered Call Options — (0.6)%

Exchange-Traded Options — (0.6)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Abbott Laboratories	745	$8,107,835	$115	10/16/20	$(36,132)

Accenture PLC, Class A	320	7,231,680	240	10/16/20	(16,800)

Alphabet, Inc., Class C	50	7,348,000	1,550	10/30/20	(138,750)

Amazon.com, Inc.	65	20,466,745	3,600	10/16/20	(50,700)

American Express Co.	465	4,661,625	110	10/23/20	(33,015)

American Tower Corp.	140	3,384,220	260	10/16/20	(6,650)

Apple, Inc.	1,755	20,324,655	140	10/16/20	(20,182)

AvalonBay Communities, Inc.	115	1,717,410	170	10/16/20	(1,725)

Bank of America Corp.	2,800	6,745,200	27	10/23/20	(37,800)

Best Buy Co., Inc.	285	3,171,765	115	10/16/20	(45,600)

Boston Scientific Corp.	910	3,477,110	41	10/16/20	(10,920)

Caterpillar, Inc.	175	2,610,125	150	10/16/20	(60,813)

Chevron Corp.	355	2,556,000	93	10/16/20	(1,065)

Cisco Systems, Inc.	980	3,860,220	45	10/16/20	(490)

CMS Energy Corp.	285	1,750,185	65	10/16/20	(3,562)

ConocoPhillips	395	1,297,180	45	10/16/20	(2,567)

CSX Corp.	780	6,058,260	78	10/16/20	(137,280)

D.R. Horton, Inc.	475	3,592,425	80	11/20/20	(159,125)

Danaher Corp.	410	8,828,530	210	11/20/20	(519,675)

Eaton Corp. PLC	615	6,274,845	105	10/16/20	(53,813)

EOG Resources, Inc.	355	1,275,870	50	10/16/20	(1,242)

Facebook, Inc., Class A	260	6,809,400	275	10/16/20	(75,660)

Fidelity National Information Services, Inc.	285	4,195,485	155	11/20/20	(104,025)

Franco-Nevada Corp.	305	4,257,190	185	10/16/20	(61,000)

GoDaddy, Inc., Class A	420	3,190,740	90	10/16/20	(5,250)

Goldman Sachs Group, Inc. (The)	210	4,220,370	220	11/20/20	(98,175)

Intuit, Inc.	165	5,382,465	330	10/16/20	(108,075)

JPMorgan Chase & Co.	720	6,931,440	110	10/16/20	(11,880)

Live Nation Entertainment, Inc.	445	2,397,660	73	10/16/20	(8,232)

Lowe’s Cos., Inc.	425	7,049,050	165	10/16/20	(197,625)

Microsoft Corp.	1,030	21,663,990	230	10/16/20	(43,775)

Mondelez International, Inc., Class A	890	5,113,050	58	10/2/20	(32,485)

Netflix, Inc.	65	3,250,195	550	11/20/20	(140,888)

NextEra Energy, Inc.	205	5,689,980	310	11/20/20	(52,275)

NIKE, Inc., Class B	500	6,277,000	130	11/20/20	(207,500)

PACCAR, Inc.	415	3,539,120	93	11/20/20	(59,138)

PepsiCo, Inc.	340	4,712,400	137	10/30/20	(158,950)

8	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Portfolio of Investments — continued

Written Covered Call Options (continued)

Exchange-Traded Options (continued)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Phillips 66	215	$1,114,560	$70	10/16/20	$(537)

PNC Financial Services Group, Inc. (The)	240	2,637,840	115	10/16/20	(36,000)

Procter & Gamble Co. (The)	555	7,713,945	140	10/16/20	(102,398)

Progressive Corp. (The)	660	6,248,220	100	11/20/20	(120,450)

Rio Tinto PLC ADR	560	3,381,840	68	10/16/20	(5,600)

Sempra Energy	260	3,077,360	130	11/20/20	(32,500)

Starbucks Corp.	440	3,780,480	85	10/16/20	(110,880)

Texas Instruments, Inc.	455	6,496,945	145	10/16/20	(107,153)

Thermo Fisher Scientific, Inc.	85	3,752,920	450	11/20/20	(142,375)

UnitedHealth Group, Inc.	195	6,079,515	320	10/23/20	(112,125)

Verizon Communications, Inc.	1,405	8,358,345	63	11/20/20	(73,060)

Vertex Pharmaceuticals, Inc.	245	6,666,940	290	10/16/20	(36,138)

Visa, Inc., Class A	415	8,298,755	215	10/16/20	(14,940)

Walmart, Inc.	455	6,365,905	140	10/16/20	(130,813)

Waste Management, Inc.	380	4,300,460	115	10/16/20	(42,750)

Zoetis, Inc.	360	5,953,320	165	10/16/20	(117,900)

Total					$(3,888,458)

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Statement of Assets and Liabilities

Assets	September 30, 2020

Unaffiliated investments, at value (identified cost, $384,086,101)	$616,264,892

Affiliated investment, at value (identified cost, $4,588,342)	4,588,342

Dividends receivable	278,624

Dividends receivable from affiliated investment	428

Total assets	$621,132,286

Liabilities

Written options outstanding, at value (premiums received, $9,281,130)	$3,888,458

Payable to affiliates:

Investment adviser fee	505,517

Accrued expenses	212,696

Total liabilities	$4,606,671

Net Assets	$616,525,615

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 39,323,898 shares issued and outstanding	$393,239

Additional paid-in capital	399,538,306

Distributable earnings	216,594,070

Net Assets	$616,525,615

Net Asset Value

($616,525,615 ÷ 39,323,898 common shares issued and outstanding)	$15.68

10	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Statement of Operations

Investment Income	Year Ended September 30, 2020

Dividends (net of foreign taxes, $54,220)	$11,496,593

Dividends from affiliated investment	78,803

Total investment income	$11,575,396

Expenses

Investment adviser fee	$5,918,662

Trustees’ fees and expenses	31,637

Custodian fee	196,002

Transfer and dividend disbursing agent fees	18,617

Legal and accounting services	95,196

Printing and postage	244,907

Miscellaneous	70,299

Total expenses	$6,575,320

Net investment income	$5,000,076

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$24,363,723

Investment transactions — affiliated investment	(1,366)

Written options	(33,466,181)

Foreign currency transactions	35,416

Net realized loss	$(9,068,408)

Change in unrealized appreciation (depreciation) —

Investments	$66,063,714

Investments — affiliated investment	(58)

Written options	4,710,983

Net change in unrealized appreciation (depreciation)	$70,774,639

Net realized and unrealized gain	$61,706,231

Net increase in net assets from operations	$66,706,307

11	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment income	$5,000,076	$3,990,933

Net realized gain (loss)	(9,068,408)	37,076,068

Net change in unrealized appreciation (depreciation)	70,774,639	(31,349,784)

Net increase in net assets from operations	$66,706,307	$9,717,217

Distributions to shareholders	$(5,074,079)	$(41,875,064)

Tax return of capital to shareholders	$(37,287,671)	$—

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$701,424	$19,735

Reinvestment of distributions	466,794	262,914

Net increase in net assets from capital share transactions	$1,168,218	$282,649

Net increase (decrease) in net assets	$25,512,775	$(31,875,198)

Net Assets

At beginning of year	$591,012,840	$622,888,038

At end of year	$616,525,615	$591,012,840

12	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Financial Highlights

	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value — Beginning of year	$15.060	$15.880	$14.470	$13.570	$13.400

Income (Loss) From Operations

Net investment income(1)	$0.127	$0.102	$0.091	$0.113	$0.136

Net realized and unrealized gain	1.571	0.145	2.356	1.824	1.071

Total income from operations	$1.698	$0.247	$2.447	$1.937	$1.207

Less Distributions

From net investment income	$(0.129)	$(0.100)	$(0.089)	$(0.103)	$(0.111)

From net realized gain	—	(0.967)	(0.848)	(0.123)	—

Tax return of capital	(0.949)	—	(0.100)	(0.811)	(0.926)

Total distributions	$(1.078)	$(1.067)	$(1.037)	$(1.037)	$(1.037)

Premium from common shares sold through shelf offering (see Note 5)(1)	$0.000 (2)	$0.000 (2)	$—	$—	$—

Net asset value — End of year	$15.680	$15.060	$15.880	$14.470	$13.570

Market value — End of year	$14.640	$15.140	$16.010	$14.020	$12.650

Total Investment Return on Net Asset Value(3)	12.08%	2.11%	17.69%	15.36%	9.74%

Total Investment Return on Market Value(3)	4.09%	1.81%	22.46%	19.89%	15.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$616,526	$591,013	$622,888	$566,770	$531,745

Ratios (as a percentage of average daily net assets):

Expenses	1.11%	1.11%	1.11%	1.11%	1.12%

Net investment income	0.84%	0.69%	0.60%	0.81%	1.00%

Portfolio Turnover	41%	55%	46%	76%	82%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

13	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

14

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Notes to Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended September 30,
	2020	2019

Ordinary income	$5,074,079	$3,929,587

Long-term capital gains	$—	$37,945,477

Tax return of capital	$37,287,671	$—

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(20,875,028)

Net unrealized appreciation	$237,469,098

At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $20,875,028 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $20,875,028 are short-term.

15

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$379,495,678

Gross unrealized appreciation	$248,107,488

Gross unrealized depreciation	(10,638,390)

Net unrealized appreciation	$237,469,098

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended September 30, 2020, the Fund’s investment adviser fee amounted to $5,918,662. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $243,994,951 and $302,942,686, respectively, for the year ended September 30, 2020.

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended September 30, 2020 and September 30, 2019 were 29,982 and 17,525, respectively.

Pursuant to a registration statement filed with and declared effective on April 11, 2019 by the SEC, the Fund is authorized to issue up to an additional 2,942,268 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the years ended September 30, 2020 and September 30, 2019, the Fund sold 44,845 and 1,300 common shares, respectively, and received proceeds (net of offering costs) of $701,424 and $19,735, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $7,960 and $266 for the years ended September 30, 2020 and September 30, 2019, respectively. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the years ended September 30, 2020 and September 30, 2019 were $1,417 and $40, respectively.

In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended September 30, 2020 and September 30, 2019, respectively.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2020 is included in the Portfolio of Investments. At September 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

16

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at September 30, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(3,888,458)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended September 30, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$(33,466,181)	$4,710,983

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of written options contracts outstanding during the year ended September 30, 2020, which is indicative of the volume of this derivative type, was 27,655 contracts.

7  Investments in Affiliated Funds

At September 30, 2020, the value of the Fund’s investment in affiliated funds was $4,588,342, which represents 0.7% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$8,446,224	$161,535,473	$(165,391,931)	$(1,366)	$(58)	$4,588,342	$78,803	4,588,342

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

17

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$58,682,602	$—		$—	$58,682,602

Consumer Discretionary	84,745,537	—		—	84,745,537

Consumer Staples	49,463,079	—		—	49,463,079

Energy	12,320,588	—		—	12,320,588

Financials	62,720,728	—		—	62,720,728

Health Care	84,741,668	8,878,466		—	93,620,134

Industrials	44,683,945	—		—	44,683,945

Information Technology	159,642,903	—		—	159,642,903

Materials	14,749,427	—		—	14,749,427

Real Estate	15,029,032	—		—	15,029,032

Utilities	20,606,917	—		—	20,606,917

Total Common Stocks	$607,386,426	$8,878,466	*	$—	$616,264,892

Short-Term Investments	$—	$4,588,342		$—	$4,588,342

Total Investments	$607,386,426	$13,466,808		$—	$620,853,234

Liability Description

Written Covered Call Options	$(3,888,458)	$—		$—	$(3,888,458)

Total	$(3,888,458)	$—		$—	$(3,888,458)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

10  Subsequent Event

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement will be presented to Fund shareholders for approval, and, if approved, would take effect upon consummation of the transaction. Shareholders of record of the Fund at the close of business on October 29, 2020 who have voting power with respect to such shares are entitled to be present and vote at a joint special meeting of shareholders to be held on January 7, 2021 and at any adjournments or postponements thereof.

18

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund (the “Fund”), including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended September 30, 2020, the Fund designates approximately $11,127,611, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

20

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on July 16, 2020. The following action was taken by the shareholders:

Proposal 1:  The election of Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2023.

	Number of Shares
Nominee for Trustee	For	Withheld

Thomas E. Faust Jr.	33,477,748	1,851,157

Cynthia E. Frost	33,393,011	1,935,894

Scott E. Wennerholm	33,463,428	1,865,477

21

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

22

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

23

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements(1) for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

(1)

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

24

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Enhanced Equity Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in particular markets or industries and implementing the Fund’s

25

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

options strategy. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary benchmark index and lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time

26

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Board of Trustees’ Contract Approval — continued

periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that, notwithstanding that the Fund is authorized to issue additional common shares through a shelf offering, the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

27

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Enhanced Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 143 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 142 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 142 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

28

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2021. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2018). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2023. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Prior to joining EVM in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

29

Eaton Vance

Enhanced Equity Income Fund

September 30, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

31

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2285    9.30.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”)has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	9/30/19	9/30/20
Audit Fees	$51,650	$49,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$22,517	$20,507
All Other Fees(3)	$0	$0

Total	$74,167	$70,107

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	9/30/19	9/30/20
Registrant	$22,517	$20,507
Eaton Vance(1)	$59,903	$51,800

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Michael A. Allison and G.R. Nelson are responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since July 2008. Mr. Nelson is a Vice President of Eaton Vance, has been an equity analyst at EVM since 2004 and has been a portfolio manager of the Fund since December 2019. Mr. Allison has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison(1)

Registered Investment Companies	17	$39,173.6		0	$0
Other Pooled Investment Vehicles	14	$27,258.0	(2)	0	$0
Other Accounts	1	$0.5		0	$0

G.R. Nelson

Registered Investment Companies	3	$3,097.4		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$1.2		0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company in the Eaton Vance family of funds and/or in a separate pooled investment vehicle sponsored by Eaton Vance which may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$10,001 - $50,000
G.R. Nelson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 23, 2020

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	November 23, 2020